UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  January 13, 2014

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas  75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition.

The discussion set forth in Item 7.01 herein, including the information incorporated from Exhibit 99.1 hereto, is incorporated herein by reference.

Item 7.01                   Regulation FD Disclosure.

As previously announced, Tenet Healthcare Corporation will participate in the J.P. Morgan Annual Healthcare Conference on January 13, 2014 at approximately 11:30 a.m. Eastern Time.  Tenet’s presentation will be available live by webcast and may be accessed through the investor relations section of Tenet’s website at www.tenethealth.com/investors.  A replay of Tenet’s presentation will be available on Tenet’s website for approximately 30 days after the conference.  A copy of the slide presentation to be used at the conference, including the Company’s cautionary statements regarding the use of forward looking information, is attached to this report as Exhibit 99.1.

Item 9.01                   Financial Statements and Exhibits.

(d)                                 Exhibits

99.1	Slide Presentation dated January 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

		By:	/s/ Daniel J. Cancelmi
Daniel J. Cancelmi
Chief Financial Officer

Date:	January 13, 2014

EXHIBIT INDEX

99.1	Slide Presentation dated January 13, 2014